Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments

December 31, 2024

(in U.S. Dollars)

(Unaudited)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity(1),(2)	Next Available Redemption Date(3)	Initial Acquisition Date
Investments in Portfolio Funds
Asia
Private Investors III, LLC 1,720 shares(4)	$1,674,354	$933,363	26.79%	United States	0-5 Years	N/A	11/19/2014
Teng Yue Partners Offshore Fund, L.P. 18 shares(4)(5)	18,434	49,132	1.41	Cayman Islands	Illiquid	N/A	10/1/2015
Total Asia	1,692,788	982,495	28.20

Emerging Markets
New Century Holdings XI, L.P. 26,174 shares(4)	22,898	28,004	0.80	Cayman Islands	Illiquid	N/A	10/2/2017
Total Emerging Markets	22,898	28,004	0.80

Energy & Natural Resources
MLO Private Investment, Ltd. 41 shares, Series 01(4)	68,358	102,386	2.94	Cayman Islands	Illiquid	N/A	10/2/2017
Total Energy & Natural Resources	68,358	102,386	2.94

Technology
Carmenta Opportunities Fund, L.P. 1,000 shares(4)	88,000	74,917	2.15	United States	0-5 Years	N/A	7/15/2021
Flight Deck Offshore Fund, L.P. 213 shares(4)	153,715	72,286	2.07	United States	Illiquid	N/A	5/1/2021
Paulson Investment Company I, L.P. 596 shares(4)	595,670	203,600	5.84	United States	0-5 Years	N/A	6/30/2021
Payara Fund III, L.P. 1,000 shares(4)	274,500	150,753	4.33	United States	0-5 Years	N/A	7/15/2021
Tiger Global Liquidating Account 16 shares(4)	158,858	165,752	4.75	United States	Illiquid	N/A	12/31/2022
Tiger Global, Ltd. - Class C New Issue - Series 01 8 shares(4)	83,863	83,863	2.41	United States	Illiquid	N/A	12/31/2024
Total Technology	1,354,606	751,171	21.55

Value Long/Short
Falcon Edge Global, Ltd 238 shares, Series S(4)	338,791	232,452	6.67	Cayman Islands	Illiquid	N/A	4/3/2017
Falcon Edge Global, Ltd 100 shares, Series Standard Share Partners(4)	93,393	21,051	0.60	Cayman Islands	Illiquid	N/A	10/3/2016
Total Value Long/Short	432,184	253,503	7.27

Total Investments in Portfolio Funds	$3,570,834	$2,117,559	60.76%

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)

December 31, 2024

(in U.S. Dollars)

(Unaudited)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity(1),(2)	Next Available Redemption Date(3)	Initial Acquisition Date
Value Long/Short (continued)

TOTAL INVESTMENTS	$3,570,834	$2,117,559	60.76%

Cash and cash equivalents(6)		$706,767	20.28%
Other Assets, less Liabilities		$661,006	18.96%
Total Net Assets		$3,485,332	100.00%

(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(2)	0-5 Years - Portfolio Funds will periodically redeem depending on cash availability.
(3)	Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2024 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Portfolio Funds may be subject to fees.
(4)	Non-income producing security.
(5)	Although the Portfolio Fund has monthly, quarterly, or annual redemption rights, there are various gates, holdbacks, and/or side pockets imposed by the manager of the Portfolio Fund, which prevent the Fund from being able to redeem its entire position at the next available redemption date.
(6)	As of December 31, 2024 cash and cash equivalents consisted of UMB interest bearing deposit account with a yield of 0.01%.

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Fair Value of Financial Instruments

As of December 31, 2024, the Fund held all the Investments in Portfolio Funds with a fair value of $2,117,559 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy and measured at NAV.

Notes to Schedule of Investments (unaudited)

Valuation of Portfolio Funds and Securities

Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) is structured as a fund-of-funds and its investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. The Fund seeks to achieve this objective primarily by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”), and exchange traded funds, common stocks, rights, and preferred stock, (collectively, the “Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. In August 2018, the FASB issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which simplifies the disclosure requirements on fair value measurement. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The amendment within ASU 2018-13 eliminates, among other things, the requirement to disclose the reconciliation of the movement in fair value of Level 3 investments and the changes in unrealized gains and losses for the period included in earnings for recurring Level 3 fair value measurements held at the end of the reporting period. The Fund early adopted, and applied, ASU 2018-13 for the year ended March 31, 2019. The Fund’s adoption of the ASU 2018-13 did not have a material impact. The Fund carries its investments in Portfolio Funds at fair value in accordance with FASB ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which clarifies the definition of fair value for financial reporting, establishes a hierarchal disclosure framework for measuring fair value and requires additional disclosures about the use of fair value measure.

The net asset value (“NAV”) of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles described below, or as may be determined from time to time pursuant to policies established by Morgan Creek Capital Management, LLC (the “Advisor”). The Fund’s NAV is calculated by State Street Bank & Trust Company, in its capacity as the Fund’s administrator (the “Administrator,” or “State Street”).

The Fund’s Board of Trustees (the “Board”) has ultimate responsibility for valuation but has delegated the process of valuing securities for which market quotations are not readily available to the Valuation Committee (the “Committee”). The Committee is responsible for monitoring the Fund’s valuation policies and procedures (which have been adopted by the Board and are subject to Board oversight), making recommendations to the Board on valuation-related matters and ensuring the implementation of the valuation procedures used by the Fund to value securities, including the fair value of the Fund’s investments in Portfolio Funds. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures that are deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Investments in Portfolio Funds held by the Fund are valued as follows:

The Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV in accordance with ASC 820. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the Fund’s measurement date as the fair value of the investments. Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering and governing documents. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ operating documents.

The Advisor’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence, which understands the respective controls and processes around determining the NAV with the third-party investment managers (the “Managers”) of the Portfolio Funds. The Advisor has designed an ongoing due diligence process with respect to the Portfolio Funds and their Managers, which assists the Advisor in assessing the quality of information provided by, or on behalf of, each Portfolio Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

Where no value is readily available from a Portfolio Fund or Securities or where a value supplied by a Portfolio Fund is deemed by the Advisor not to be indicative of its fair value, the Advisor will determine, in good faith, the fair value of the Portfolio Fund or Securities subject to the approval of the Board and pursuant to procedures adopted by the Board and subject to the Board’s oversight. The Advisor values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s Portfolio Funds may differ significantly from the values that would have been used had a ready market for the Portfolio Funds held by the Fund been available.

Investments in Publicly Traded Securities held by the Fund are valued as follows:

The Fund values investments in publicly traded securities, including common stocks, rights, and securities sold short, that are listed on a national securities exchange at their closing price on the last business day of the period.

Fair Value of Financial Instruments

In accordance with ASC 820, the Fund discloses the fair value of its investments in Portfolio Funds and Securities in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Other significant observable inputs; and

Level 3 - Other significant unobservable inputs.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Advisor generally uses the NAV per share of the investment (or its equivalent) reported by the Portfolio Fund as the primary input to its valuation; however, adjustments to the reported amount may be made based on various factors.

A Security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Advisor. The Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market.

The Advisor’s belief of the most meaningful presentation of the strategy classification of the Portfolio Funds and Securities is as reflected on the Schedule of Investments.

Hedge funds such as the Portfolio Funds are generally funds whose shares are issued pursuant to an exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”) or are issued offshore. The frequency of such subscription or redemption options offered to investors is dictated by such hedge fund’s governing documents. The amount of liquidity provided to investors in a particular Portfolio Fund is generally consistent with the liquidity and risk associated with the Portfolio Funds (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors).

Liquidity of individual hedge funds varies based on various factors and may include “gates,” “holdbacks” and “side pockets” (defined in the Fund’s prospectus) imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid (“0-5 years”) on the Schedule of Investments.

Assumptions used by the Advisor due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

As of December 31, 2024, the Fund held Investments in Portfolio Funds with a fair value of $2,117,559 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy and measured at NAV.

There were no changes in valuation technique and no transfers between the levels of the fair value hierarchy during the reporting period.